CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our report dated November 16, 1998, with respect to the consolidated financial statements of Tricom, Inc. of Milwaukee and Subsidiary, for the year ended September 30, 1998 included in the Current Report of Form 8-K/A of Wintrust Financial Corporation.



KOLB LAUWASSER & CO., S.C.
Milwaukee, Wisconsin

December 23, 1999